Q3 2024 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com January 30, 2024 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; the impact of rising interest rates on Capital Southwest's business and its portfolio companies; the impact of supply chain constraints and labor difficulties on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) and 7.75% Notes due 2028 ("CSWCZ") • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 27 employees based in Dallas, Texas • Total Balance Sheet Assets of $1.4 B as of December 31, 2023 • Operate Capital Southwest SBIC I, LP, a wholly-owned subsidiary • Maintain investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q3 2024 Pre-Tax Net Investment Income (“NII”) of $29.8 MM or $0.72 per share • Declared Regular Dividend of $0.57 per share for the quarter ending March 31, 2024 ◦ Declared Supplemental Dividend of $0.06 per share for the quarter ending March 31, 2024 • Investment Portfolio at Fair Value increased to $1.37 B from $1.35 B in prior quarter ◦ $116.3 MM in total new committed investments to four new portfolio companies and twelve existing portfolio companies ◦ $79.0 MM in total proceeds from five debt prepayments and one equity exit generating realized gains of $1.0 MM and a weighted average IRR of 12.2% • Net Asset Value per share increased to $16.77 per share as of December 31, 2023, compared to $16.46 in prior quarter, an increase of 1.9% • Raised $66.5 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $21.92 per share, or 133% of the prevailing NAV per share • Regulatory Debt to Equity ended at 0.77x for the quarter • Increased Credit Facility commitments to $460 MM from $435 MM during the quarter • SBIC I received an additional leverage commitment in the amount of $45 MM during the quarter • $309 MM of total availability and $24 MM in cash and cash equivalents as of quarter end ◦ $264 MM available on Credit Facility and $45 MM of SBA Debentures available to be drawn Q3 2024 Highlights Financial Highlights

Page 7 • In the last twelve months ended 12/31/2023, CSWC generated $2.71 per share in Pre-Tax NII and paid out $2.20 per share in Regular Dividends ◦ LTM Pre-Tax NII Regular Dividend Coverage of 123% • Cumulative Pre-Tax NII Regular Dividend Coverage of 110% since launch of credit strategy in 2015 • Total of $3.89 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated Undistributed Taxable Income ("UTI") of $0.52 per share as of December 31, 2023 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.44 $0.46 $0.48 $0.49 $0.50 $1.25 $0.51 $0.51 $0.51 $0.51 $0.52 $0.53 $0.54 $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.43 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.75 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 15.1% 14.5% 11.5% 9.4% 9.1% 8.6% 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6%

Page 8 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $30.66 $31.36 $32.30 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.38 $16.46 $16.77 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.71 $3.77 $3.83 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $10.57 $11.13 $11.70 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase from Credit Strategy of $14.62 per share through 12/31/2023

Page 9 CORE: Lower Middle Market (“LMM”): CSWC led Deals ◦ Companies with EBITDA between $3 MM and $20 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $50 MM with hold sizes generally $5 MM to $35 MM ◦ Both sponsored and non-sponsored deals ◦ Floating rate first lien debt securities ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Club, First and Second Lien ▪ Companies typically have in excess of $20 MM in EBITDA ▪ Typical leverage of 3.5x – 5.0x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $20 MM ▪ Floating rate first and second lien debt securities Credit Investment Strategy

Page 10 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 97% of credit portfolio in first lien senior secured loans with an average investment hold size of 1.2% as of 12/31/23 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,111 $1,179 $1,182 5.6% 3.6% 3.8% 2.9% 2.3% 1.9% 1.5% 1.3% 1.2% 1.1% 1.2% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 $0 $250 $500 $750 $1,000 $1,250 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 97% 3% 97% 3%

Page 11 $116.3 MM in total new committed investments to four new portfolio companies and twelve existing portfolio companies Q3 2024 Originations Portfolio Originations Q3 2024 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity Mammoth BorrowCo, Inc. Food, Agriculture & Beverage First Lien / Equity $21,500 $1,000 $6,625 11.6% Ignite Visibility LLC Media & Marketing First Lien / Equity $10,000 $1,000 $4,000 12.5% CDC Dental Management Co., LLC Healthcare Services First Lien / Equity $11,000 $1,000 $2,000 13.9% NeuroPsychiatric Hospitals, LLC Healthcare Services First Lien $12,988 $— $— 13.8% Undisclosed Portfolio Company N/A First Lien / Equity $5,000 $1,000 $6,600 12.3% Air Conditioning Specialist, Inc. Consumer Services First Lien / Equity $9,670 $534 $2,250 13.0% NinjaTrader, LLC Financial Services First Lien $7,717 $— $— 12.8% LGM Pharma Healthcare Products First Lien $5,000 $— $1,500 14.3% Guardian Fleet Services Transportation & Logistics First Lien / Equity $2,500 $— $— 13.0% USA Debusk Industrial Services First Lien $1,664 $— $— 12.3% ArborWorks, LLC Environmental Services First Lien $200 $— $— 12.3% Other Equity Co-Investments Various Equity $— $1,570 $— N/A Total / Wtd. Avg $87,239 $6,104 $22,975 12.8% • $93.3 MM funded at close

Page 12 Portfolio Exits Q3 2024 Name Industry Type Total Proceeds ($000s) Realized Gain / (Loss) ($000s) IRR Flip Electronics, LLC Technology Products & Components First Lien $34,664 $515 13.5% Shearwater Research, Inc. Consumer Products & Retail First Lien $13,539 $169 10.9% NWN Parent Holdings, LLC Software & IT Services First Lien $12,542 $157 12.1% SIB Holdings, LLC Business Services First Lien / Equity $12,566 $91 10.8% Camin Cargo Control, Inc. Energy Services (Midstream) First Lien $5,662 $31 10.3% Total / Wtd. Avg $78,973 $963 12.2% Track Record of CSWC Exits Continues • During the quarter, CSWC exited five debt investments and one equity investment, generating proceeds of $79.0 MM and a weighted average IRR of 12.2% • Cumulative weighted average IRR of 13.9% on 73 portfolio company exits, generating $885 MM in proceeds since launch of credit strategy in January 2015 $79.0 MM in total proceeds from five debt prepayments and one equity exit

Page 13 CSWC Investment Portfolio Composition Note: All metrics above exclude the I-45 Senior Loan Fund (1) At December 31, 2023 and September 30, 2023, we had equity ownership in approximately 65% and 63%, respectively, of our investments (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of December 31, 2023, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments (3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value (4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended December 31, 2023 and September 30, 2023, eleven portfolio companies and ten portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. (5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended December 31, 2023 and September 30, 2023, eleven portfolio companies and ten portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. Maintaining appropriate portfolio leverage while receiving attractive risk-adjusted returns Investment Portfolio - Statistics (in $000's) 9/30/2023 12/31/2023 Total CSWC Portfolio Total CSWC Portfolio Number of Portfolio Companies 94 95 Total Cost $1,280,155 $1,289,106 Total Fair Value $1,300,144 $1,310,837 Average Hold Size Debt Investments (at Fair Value) $13,553 $13,741 Average Hold Size Equity Investments (at Fair Value) $2,052 $2,082 % First Lien Investments (at Fair Value) 87.8% 87.5% % Second Lien Investments (at Fair Value) 2.8% 2.6% % Subordinated Debt Investments (at Fair Value) 0.1% 0.1% % Equity (at Fair Value) (1) 9.3% 9.8% Wtd. Avg. Yield on Debt Investments (2) 13.5% 13.5% Wtd. Avg. Yield on Total Investments (3) 13.0% 13.7% Wtd. Avg. EBITDA of Issuer ($MM's) (4) $20.0 $19.1 Wtd. Avg. Leverage through CSWC Security (5) 3.6x 3.6x

Page 14 CSWC Portfolio Mix as of December 31, 2023 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of $1.4 B continues to be diverse across industries First Lien 84.0% I-45 SLF 4.0% Second Lien 2.5% Equity 9.5% Healthcare Services 15% Media & Marketing 13% Business Services 11% Consumer Services 7% Food, Agriculture & Beverage 7% Consumer Products and Retail 6% Healthcare Products 6% Financial Services 4% I-45 SLF LLC 4% Transportation & Logistics 4% Industrial Products 4% Environmental Services 3% Software & IT Services 2% Industrial Services 2% (Note 1) I-45 Senior Loan Fund ("I-45 SLF") consists of 95% first lien senior secured debt (Note 2) Equity represents equity co-investments across 62 portfolio companies

Page 15 Approximately 95% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate strong performance Investment Rating 9/30/2023 Investment Rating Upgrades Investment Rating Downgrades 12/31/2023 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 12 $162.9 13.8% 8 $58.8 5.0% — $— —% 18 $182.0 15.4% 2 99 $980.1 83.1% 1 $3.8 0.3% — $— —% 96 $940.3 79.6% 3 4 $29.5 2.5% — $— —% 2 $31.4 2.7% 6 $59.5 5.0% 4 1 $6.6 0.6% — $— —% — $— —% — $— —% Wtd. Avg. Investment Rating (at Cost) 1.92 1.91 Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 4, which indicates that the investment is performing materially below underwriting expectations.

Page 16 I-45 Senior Loan Fund Portfolio Overview Current I-45 Portfolio (By Industry) I-45 SLF loan portfolio of $118 MM is 95% first lien senior secured debt (1) For the quarter ended December 31, 2023, four portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (2) Through I-45 SLF security Telecommunications Services: Consumer Current I-45 Portfolio (By Type) I-45 Portfolio Statistics (In Thousands) 3/31/2023 6/30/2023 9/30/2023 12/31/2023 Total Investments at Fair Value $143,712 $131,723 $132,123 $118,218 Fund Leverage (Debt to Equity) at Fair Value 1.34x 1.20x 1.00x 0.77x Number of Issuers 36 33 33 30 Wtd. Avg. Issuer EBITDA (1) $74,955 $70,692 $71,441 $73,281 Avg. Investment Size as a % of Portfolio 2.8% 3.0% 3.0% 3.3% Wtd. Avg. Net Leverage on Investments (1)(2) 4.8x 4.9x 5.0x 5.3x Wtd. Avg. Spread to LIBOR / SOFR 6.3% 6.4% 6.4% 6.5% Wtd. Avg. Duration (Yrs) 2.6 2.4 2.3 2.2 95% 5% First Lien Non-First Lien Consumer Services Healthcare & Pharmaceuticals High Tech Industries Business Services 17% 17% 15% 11% 7% Banking, Finance, Insurance and Real Estate

Page 17 Income Statement (In Thousands, except per share amounts) Quarter Ended 3/31/23 Quarter Ended 6/30/23 Quarter Ended 9/30/23 Quarter Ended 12/31/23 Investment Income Interest Income $31,622 $34,819 $37,955 $37,841 PIK Interest Income 1,870 1,656 1,526 4,073 Dividend Income 2,207 2,703 2,484 4,672 Fees and Other Income 1,493 1,183 812 1,980 Total Investment Income $37,192 $40,361 $42,777 $48,566 Expenses Cash Compensation $2,693 $2,510 $2,333 $3,919 Share Based Compensation 832 963 1,236 1,188 General & Administrative 2,091 2,204 2,316 2,220 Total Expenses (excluding Interest) $5,616 $5,677 $5,885 $7,327 Interest Expense $8,823 $9,681 $10,481 $11,473 Pre-Tax Net Investment Income $22,753 $25,003 $26,411 $29,766 Gains / Losses and Taxes Net Realized and Unrealized Losses $(4,228) $(744) $(4,209) $(5,375) Realized Loss on Extinguishment of Debt — — (361) — Income Tax (Expense) / Benefit (349) (447) 783 (907) Net increase in Net Assets Resulting from Operations $18,176 $23,812 $22,624 $23,484 Weighted Average Diluted Shares Outstanding 35,244 37,598 39,698 41,514 Pre-Tax NII Per Diluted Weighted Average Share $0.65 $0.67 $0.67 $0.72 Net Increase in Net Assets Per Dil. Wtd. Average Share $0.52 $0.63 $0.57 $0.57

Page 18 Operating Leverage Trend Continuing to improve Operating Leverage through benefits of internally- managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets$284 $326 $417 $552 $585 $736 $974 $1,258 $1,337 $1,417 $1,429 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.9% 1.8% 1.8% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 Q1 FY24 Q2 FY24 Q3 FY24 $0 $250 $500 $750 $1,000 $1,250 $1,500 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses(1) as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets (1) Operating expenses exclude interest expense

Page 19 $16.46 $0.72 $(0.57) $(0.06) $(0.12) $(0.01) $0.36 $(0.01) $16.77 9/3 0/2 02 3 N AV/Shar e Pre- Tax Net I nv est ment In com e Regu lar Divi den d Sup ple ment al D ivi den d Net C han ge in Valu ati on of Debt Port fol io Net C han ge in Valu ati on of Equ ity Port fol io Accr eti on fro m Equ ity Iss uan ce Othe r C orp ora te 12 /31 /20 23 NAV/Shar e $14 $14.5 $15 $15.5 $16 $16.5 $17 $17.5 NAV per Share Bridge for Quarter Ended 12/31/2023 Earnings / Dividends $0.09 per Share Investment Portfolio Valuation Change $(0.13) per Share Other Corporate $0.35 per Share

Page 20 Significant Unused Debt Capacity with Long-Term Duration Subsequent to quarter end, the I-45 Credit Facility was terminated and repaid in full at the option of the Joint Venture Partners Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment January 2026 Notes (1) $140.0 MM 4.50% January 2026 $140.0 MM N/A I-45 Credit Facility $100.0 MM Term SOFR + 2.41% March 2026 $52.0 MM $48.0 MM Credit Facility $460.0 MM Term SOFR + 2.15% August 2028 $195.0 MM $264.4 MM (2) October 2026 Notes (3) $150.0 MM 3.375% October 2026 $150.0 MM N/A August 2028 Notes (4) $71.9 MM 7.75% August 2028 $71.9 MM N/A SBA Debentures $175.0 MM 4.21% (5) September 2031 (6) $130.0 MM $45.0 MM P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $342.0 $266.9 $130.0 $140.0 $52.0 $195.0 $150.0 $71.9 $130.0 January 2026 Notes I-45 Credit Facility Credit Facility October 2026 Notes August 2028 Notes SBA Debentures CY 2023 CY 2024 CY 2025 CY 2026 CY 2027 CY 2028 CY 2029 - CY 2033 $0 $150 $300 $450 $600 (1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (2) Net of $0.6 MM in letters of credit outstanding (3) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par (4) Redeemable in whole or in part at Capital Southwest's option on or after August 1, 2025 (5) Weighted average interest rate of all SBA Debentures for the three months ended December 31, 2023 (6) First SBA Debentures mature on September 1, 2031

Page 21 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 3/31/23 Quarter Ended 6/30/23 Quarter Ended 9/30/23 Quarter Ended 12/31/23 Assets Portfolio Investments $1,206,388 $1,285,318 $1,353,566 $1,365,037 Cash & Cash Equivalents 21,585 21,278 23,020 23,605 Other Assets 29,711 30,407 40,327 40,845 Total Assets $1,257,684 $1,337,003 $1,416,913 $1,429,487 Liabilities SBA Debentures $116,330 $121,352 $126,376 $126,081 January 2026 Notes 139,051 139,135 139,220 139,304 October 2026 Notes 147,263 147,448 147,633 147,884 August 2028 Notes — 69,327 69,438 69,566 Credit Facility 235,000 195,000 250,000 195,000 Other Liabilities 29,632 28,540 26,472 30,687 Total Liabilities $667,276 $700,802 $759,139 $708,522 Shareholders Equity Net Asset Value $590,408 $636,201 $657,774 $720,965 Net Asset Value per Share $16.37 $16.38 $16.46 $16.77 Regulatory Debt to Equity 0.88x 0.87x 0.92x 0.77x

Page 22 Portfolio Statistics (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating is calculated at cost. (2) Excludes CSWC equity investment in I-45 SLF (3) At Fair Value Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 3/31/23 Quarter Ended 6/30/23 Quarter Ended 9/30/23 Quarter Ended 12/31/23 Portfolio Statistics Fair Value of Debt Investments $1,037,595 $1,110,915 $1,179,074 $1,181,737 Average Debt Investment Hold Size $13,303 $13,548 $13,553 $13,741 Fair Value of Debt Investments as a % of Par 96% 97% 97% 97% % of Investment Portfolio on Non-Accrual (at Fair Value) 0.3% 1.7% 2.0% 2.2% Weighted Average Investment Rating (1) 1.93 1.91 1.92 1.91 Weighted Average Yield on Debt Investments 12.78% 12.94% 13.50% 13.53% Fair Value of All Portfolio Investments $1,206,388 $1,285,318 $1,353,566 $1,365,037 Weighted Average Yield on all Portfolio Investments 12.11% 12.64% 12.97% 13.74% Investment Mix (Debt vs. Equity) (2)(3) 90% / 10% 90% / 10% 90% / 10% 90% / 10%

Page 23 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 3/31/23 Quarter Ended 6/30/23 Quarter Ended 9/30/23 Quarter Ended 12/31/23 Investment Income Breakdown Cash Interest $30,712 $33,703 $36,588 $36,743 Cash Dividends 2,208 2,703 2,484 4,672 PIK Income 1,869 1,656 1,526 4,073 Amortization of Purchase Discounts and Fees 969 1,172 1,447 1,292 Management/Admin Fees 369 380 401 467 Prepayment Fees & Other Income 1,065 747 331 1,319 Total Investment Income $37,192 $40,361 $42,777 $48,566 Key Metrics Cash Income as a % of Investment Income (1) 95% 96% 96% 92% % of Total Investment Income that is Recurring 97% 98% 99% 93% (1) Includes Purchase Discounts and Fees previously received in cash

Page 24 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 3/31/23 Quarter Ended 6/30/23 Quarter Ended 9/30/23 Quarter Ended 12/31/23 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.65 $0.67 $0.67 $0.72 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 15.89% 16.25% 16.25% 17.42% Realized Earnings Per Wtd Avg Diluted Share $0.65 $0.31 $0.69 $0.51 Realized Earnings Return on Equity (ROE)(1) 15.91% 7.65% 16.75% 12.30% Earnings Per Wtd Avg Diluted Share $0.52 $0.63 $0.57 $0.57 Earnings Return on Equity (ROE)(1) 12.69% 15.48% 13.92% 13.75% Regular Dividends per Share $0.53 $0.54 $0.56 $0.57 Supplemental / Special Dividends per Share $0.05 $0.05 $0.06 $0.06 Total Dividends per Share $0.58 $0.59 $0.62 $0.63

Page 25 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (200 bps) (20,146,765) (0.47) (150 bps) (15,110,074) (0.35) (100 bps) (10,073,382) (0.23) (50 bps) (5,036,691) (0.12) 50 bps 5,036,691 0.12 3% 97% Fixed Floating

Page 26 Corporate Information Board of Directors Senior Management Fiscal Year End Inside Director Bowen S. Diehl March 31 Bowen S. Diehl President & Chief Executive Officer Independent Directors Independent Auditor David R. Brooks Michael S. Sarner RSM US LLP Chicago, ILChristine S. Battist Chief Financial Officer, Secretary & Treasurer Jack D. Furst William R. Thomas Joshua S. Weinstein Ramona Rogers-Windsor Senior Managing Director Corporate Counsel Eversheds Sutherland (US) LLP Corporate Offices & Website Investor Relations 8333 Douglas Avenue Michael S. Sarner Suite 1100 Capital Southwest Dallas, TX 75225 214-884-3829 http://www.capitalsouthwest.com msarner@capitalsouthwest.com Transfer Agent American Stock Transfer & Trust Company, LLC Securities Listing 800-937-5449 Nasdaq: "CSWC" (Common Stock) www.astfinancial.com Nasdaq: "CSWCZ" (7.75% Notes due 2028) Industry Analyst Coverage Firm Analyst Contact Information Ladenburg Thalmann & Co., Inc. Mickey M. Schleien, CFA Direct: 305-572-4131 JMP Securities, LLC Devin Ryan Direct: 415-835-8900 Hovde Group Erik Zwick Direct: 617-510-1239 Jefferies, LLC Kyle Joseph Direct: 510-418-0754 Raymond James & Associates Robert Dodd Direct: 901-579-4560 Oppenheimer & Co., Inc. Mitchel Penn Direct: 212-667-7136 UBS Securities, LLC Vilas Abraham Direct: 212-713-3241